UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2009

PURE BIOFUELS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50903	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 1050 Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

1-310-402-5916
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01.  Entry into a Material Definitive Agreement.

BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK

On July 16, 2006, the Company entered into a transaction to restructure its debts by using a what in Peru is called a sale/leaseback but under U.S. law is more appropriately called a financing transaction with BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK (the “Transaction”). Under the Transaction, BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK, acquired all the assets that comprise the Company’s Supply Plant, and in turn leased the Supply Plant back to the Company.  However, the assets remain on the Company’s books as still owned by the Company.

To guarantee the transaction, it was required to remove the existing lien on the Company’s property in favor of Plainfield Special Situations Master Fund Limited (PFAM). Once these liens were removed the following agreements were executed as part of the guarantee to INTERBANK (i) a mortgage on the land of the PBF Supply Plant, (ii) a surface right over the land on which the PBF Plant stands and (iii) a conditional assignment of contractual position regarding the lease of the PBF biodiesel plant located in Chorrillos.

Also a Trust Management was established for the following Company assets: (i) the right for collections, (ii) cash flows, (iii) a capital contribution (U.S. $15 million), (iv) a deposit in guarantees (U.S. $15 million) and (v) the cash flows that the Company credited in a reserve account

The payment schedule on the Transaction is attached as Exhibit 10.2.

The Sale/Leaseback Agreement, payment schedule and related agreements are filed as an exhibit to this report and should be referred to in their entirety for a complete description thereof.

FIFTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT

On July 16, 2009, a FIFTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Fifth Amendment”), was entered into by and among PURE BIOFUELS CORP., a Nevada corporation (the “Company”), and PLAINFIELD PERU I LLC, a Delaware limited liability company (“LLC1”), and PLAINFIELD PERU II LLC, a Delaware limited liability company (“LLC2” and together with LLC1, the “Purchaser”).

The Fifth Amendment noted that

•
The Company, the Borrowers, the subsidiary guarantors party thereto, Plainfield Special Situations Master Fund Limited, as lender (in such capacity, the “Lender”) and administrative agent (in such capacity, the “Administrative Agent”) are parties to a Loan Agreement, dated as of September 12, 2007, as amended by amendments dated as of March 13, 2008, April 18, 2008 and November 4, 2008 (as so amended, the “Loan Agreement”).

•
The Company has informed the Lender and the Purchaser that it is in the best interests of the Company and its Majority-Owned Subsidiaries (as defined in the Fifth Amendment) to repay all loan amounts on the Supplementary Notes Closing Date (i) borrowed from Lender under the Loan Agreement, (ii) borrowed from LLC1 under the Plainfield Bridge Loans and (iii) evidenced by the Bridge Notes, in each case, including all accrued and unpaid interest, in an aggregate amount of $41,431,727.95 as of July 16, 2009 (the “Repayment”) with the proceeds received by Pure Peru (as defined in the Fifth Amendment) pursuant to the Interbank Peru Facility (as defined in the Fifth Amendment) (the “Refinancing”).

•
The Lender, the Administrative Agent and the Purchaser granted a waiver of all applicable provisions of the Loan Agreement and the Agreement in connection with the Repayment and the Refinancing on July 16, 2009.

•
The Company desires, subject to the terms and conditions set forth in the Fifth Amendment, to issue and sell to Purchaser, and Purchaser desires, subject to the terms and conditions set forth herein, to purchase an additional $34,312,219.62 aggregate principal amount of PIK Notes, convertible into 114,374,066 shares of Common Stock (subject to adjustment).

Additional defined terms included:

“Interbank Peru Facility” means arrangements entered into by Pure Peru with Interbank Peru and others, pursuant to which Interbank Peru will provide term loan financing to Pure Peru in a principal amount of not less than $43,000,000.

“Majority-Owned Subsidiaries” means Pure Peru, Palma Industrial S.A.C., Ecopalma S.A.C., Aceite Pucallpa S.A.C., Palmas Tropicales S.A.C., Palmas De Oriente S.A.C., and Pucapalma S.A.C.

“Pure Peru” means Pure Biofuels del Peru S.A.C.

Under the Fifth Amendment:

•
The Company issued and sold to Purchaser on July 16, 2009, $34,312,219.62 in aggregate principal amount of the Supplementary Notes for a purchase price of $34,312,219.62 (the “Supplementary Notes Purchase Price”).

•
Purchaser and the Company agreed to implement the following funding arrangements on July 16, 2009 with respect to (a) the payment of the Supplementary Notes Purchase Price and (b) the making of the Repayment:

o
the Company caused Pure Peru to transmit (via wire transfer of immediately available funds) the sum of $7,119,508.33 to the Lender in partial payment of the aggregate principal amount of the loans made by the Lender to Pure Peru pursuant to the Loan Agreement; and

o
the Company irrevocably directed Purchaser to transmit (x) to LLC1 an amount equal to $3,619,508.33 of the Supplementary Notes Purchase Price in payment of all principal, interest, fees, costs and expenses owed by the Company to LLC1 with respect to the Plainfield Bridge Loans and the Bridge Notes and (y) to the Lender an amount equal to $30,692,711.29 of the Supplementary Notes Purchase Price in payment of the balance of all principal, interest, fees, costs and expenses owed by Pure Peru to the Lender pursuant to the Loan Agreement.

•
The Company delivered to Purchaser against payment of the Supplementary Notes Purchase Price, the Supplementary Notes in $34,312,219.62 aggregate principal amount in kind as interest.  The Supplementary Notes were on terms and conditions identical to the existing PIK Notes except that: (i) the Company may prepay the Supplementary Notes without penalty; (ii) the Supplementary Notes shall be convertible at the option of Purchaser into shares of Common Stock at any time on or after July 16, 2010; and (iii) in the event the Supplementary Notes are not repaid prior to July 16, 2010, the Company shall issue to Purchaser on July 16, 2010, duly authorized and validly issued seven-year warrants to purchase one share of Common Stock for every $1.00 principal amount of Supplementary Notes then outstanding, at a strike price equal to 120% of the volume weighted average price of the Common Stock for the sixty (60) trading days immediately preceding July 16, 2010; provided, however, that the strike price shall not be less than $0.20 per share of Common Stock and not greater than $0.40 per share of Common Stock.

•
If there is any Excess Cash Flow as defined in the Fifth Amendment for any six month period ended June 30 and December 31 of each year, commencing with the six month period ending December 31, 2009, the Company shall offer to apply 75% of the amount of such Excess Cash Flow to repurchase Supplementary Notes at a purchase price in cash equal to 100% of the principal amount of the Notes repurchased, plus any accrued and unpaid interest, if any, to the date of purchase.  The Company shall be obligated to repurchase Supplementary Notes validly tendered in response to any such offer only if the Purchaser tenders such Supplementary Notes on the date set forth in the notice.  If only a portion of any existing Supplementary Note is repurchased pursuant to such offer, a new Note in a principal amount equal to the portion thereof not repurchased will be issued in the name of the Purchaser upon cancellation of such existing Supplementary Note.

•	The Company caused Pure Peru to execute and deliver an intercompany note to the Company on July 16, 2009, which intercompany note shall include the provisions set forth above.

The Agreement and the Note and related documents and agreements are filed as exhibits to this report and should be referred to in their entirety for a complete description thereof.

Item 2.01. Completion of Acquisition or Disposition of Assets.

See disclosure under Item 1.01 of this Report, which is incorporated by reference in this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See disclosure under Item 1.01 of this Report, which is incorporated by reference in this Item 3.02.

Item 3.02. Unregistered Sales of Equity Securities.

See disclosure under Item 2.03 of this Report, which is incorporated by reference in this Item 3.02.

We relied upon Section 4(2) of the Securities Act of 1933, as amended, for the above issuances.

We believed that Section 4(2) of the Securities Act was available because:

·	The issuance did not involve underwriters, underwriting discounts or commissions.

·	Restrictive legends were placed on the warrants issued as described above.

·	The issuance did not involve general solicitation or advertising.

·	The issuance was made solely to Accredited Investors (as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended).

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

10.1  Interbank Agreement

10.2  Payment Schedule of Interbank Agreement

10.3  FIFTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT

10.4  10%/12% SENIOR CONVERTIBLE PIK ELECTION NOTE

10.5  Interbank - CONTRATO DE FIDEICOMISO EN ADMINISTRACIÓN

10.6  Interbank - Superficie

10.7  Interbank - CONTRATO DE CESIÓN DE POSICIÓN CONTRACTUAL

10.8  Interbank - Hypoteca

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOFUELS CORP.

Date: July 22, 2009	By: /s/ Luis Goyzueta
Luis Goyzueta Chief Executive Officer and Director